UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 1, 2010
POLYPORE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-32266	43-2049334
(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Suite 350, Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)
(704) 587-8409
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On February 1, 2010, Celgard, LLC, a wholly owned subsidiary of Polypore International, Inc. (together, the “Company”), completed an agreement with the U.S. Department of Energy (“DOE”) governing the DOE’s grant award to the Company of approximately $49,000,000 over three years under its Electric Drive Vehicle Battery and Component Manufacturing Initiative (DE-FOA-0000026) of the American Recovery and Reinvestment Act of 2009. The Company was selected for the grant in August 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC. (Registrant)
Date: February 5, 2010	By:	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer

3